Exhibit 10.1

[***] - Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIRD AMENDMENT
TO
AMENDED AND RESTATED
BOVINE VACCINE DISTRIBUTION AGREEMENT

          This Third Amendment (“Third Amendment”) is entered into as of the 26th day of May, 2006 (“Effective Date”) by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 (“Diamond”) and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 (“Distributor”) as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the “Original Agreement”), as amended by that certain First Amendment dated as of September 20, 2004 (the “First Amendment”) and that certain Second Amendment dated as of December 10, 2004 (the “Second Amendment”) (collectively, the “Agreement”).

          WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

          WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Third Amendment.

          NOW, THEREFORE, the parties agree as follows:

          1.        Definitions. Capitalized terms used herein shall have the meaning ascribed to them in the Agreement, unless otherwise defined herein.

          2.        Prepayments. Distributor hereby reaffirms its obligation to make a [***] prepayment on each of June 16, 2006 and September 16, 2006, as outlined in and subject to the terms and conditions of Section 3.04(iii)(A) of the Agreement.

          3.        Use of Prepayment Proceeds. The unused balance of any prepayment made by Distributor on June 16, 2006 and September 16, 2006 shall be carried over as a credit for purchases in future periods, including Contract Year 2007 if necessary, and any revenue from such balance shall be included in Initial Product Qualified Revenues and Qualified Revenues for Contract Year 2006 only, regardless of the actual fulfillment date.

          4.        Take or pay obligations. Diamond hereby waives Distributor’s obligations under Section 3.04(iii)(D) of the Agreement for the third and fourth quarter of Contract Year 2006 only.

          5.        Reaffirmation of purchase orders. Distributor reaffirms its obligations under firm written purchase orders currently outstanding for delivery in the third and fourth quarter of Contract Year 2006, as outlined on Exhibit C, and subject to regulatory approval and the terms and conditions of this Agreement.

          6.        Third quarter [***] orders. Distributor agrees to submit firm written purchase orders for Products other than [***] Products scheduled for delivery in the third

[***] - Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

quarter of Contract Year 2006 of at least [***]. If there are less than [***] of such purchase orders on Exhibit C for Products other than [***] Products, Distributor shall promptly submit enough of such purchase orders so that there are [***] of such purchase orders. Distributor shall not be required to pay or lose prepayment credit on any order unless and until Diamond fulfills such order. All revenue from these purchase orders shall be included in Initial Product Qualified Revenues and Qualified Revenues for Contract Year 2006 only, regardless of the actual fulfillment date.

          7.        Fourth quarter [***] orders. Distributor agrees to submit firm written purchase orders for Products other than [***] Products scheduled for delivery in the fourth quarter of Contract Year 2006 of at least [***]. Distributor shall not be required to pay or lose prepayment credit on any order unless and until Diamond fulfills such order. All revenue from these purchase orders shall be included in Initial Product Qualified Revenues and Qualified Revenues for Contract Year 2006 only, regardless of the actual fulfillment date.

          8.        [***] Orders. If necessary to purchase [***], including amounts from Section 6 and 7 above, from Diamond during the last six months of Contract Year 2006 if [***] on or before [***], Distributor agrees to issue purchase orders for [***] Products in addition to those listed on Exhibit C. Distributor shall not be required to pay or lose prepayment credit on any order unless and until Diamond fulfills such order. All revenue from these purchase orders shall be included in Initial Product Qualified Revenues and Qualified Revenues for Contract Year 2006 only, regardless of the actual fulfillment date.

          9.        [***]. [***] on or before [***], Distributor will commit to purchase at least [***] from Diamond during the last six months of Contract Year 2006. If at the time [***], Distributor has not submitted firm written purchase orders for delivery in the last six months of Contract Year 2006 totaling at least [***], Distributor shall promptly submit enough of such purchase orders so that there are [***] of such purchase orders. Distributor shall not be required to pay or lose prepayment credit on any order unless and until Diamond fulfills such order. All revenue from these purchase orders shall be included in Initial Product Qualified Revenues and Qualified Revenues for Contract Year 2006 only, regardless of the actual fulfillment date.

          10.        Amendment of Loan. Pursuant to Section 3 of the Second Amendment Diamond delivered to Distributor a substitute Note (the “Substitute Note”) attached as Exhibit A to evidence the Loan. Upon execution and delivery of this Third Amendment, the parties shall cancel the Substitute Note and execute and deliver a second substitute note (the “2007 Note”) in the form attached hereto as Exhibit B.

          11.        [***]. If [***], there shall be no change to Section 3.07 of the Agreement, which is entitled [***]. If [***], the first sentence of Section 3.07 of the Agreement shall be deleted in its entirety and replaced with the following sentence:

[***] - Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                       [***]

          12.        Effect of Amendment. This Third Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Third Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term “Agreement” shall include this Third Amendment. In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment or Second Amendment and this Third Amendment, the terms and conditions of this Third Amendment shall control.

          IN WITNESS WHEREOF, the parties have caused this Third Amendment be executed by their duly authorized representatives as of the date first written above.

                                 DIAMOND ANIMAL HEALTH, INC.

By: /s/ Jason A. Napolitano Its: Chief Financial Officer

                      AGRI LABORATORIES, LTD.

By: /s/ Steve Schram Its: CEO/President

EXHIBIT A

AMENDED AND RESTATED
PROMISSORY NOTE

$500,000.00	as of April 15, 2002 Des Moines, Iowa

          FOR VALUE RECEIVED, the undersigned DIAMOND ANIMAL HEALTH, INC., an Iowa corporation (“Maker”), promises to pay to AGRI LABORATORIES, LTD., a Delaware corporation (“Holder”), or order, at such place as the Holder of this Note shall designate in writing, the sum of Five Hundred Thousand Dollars ($500,000.00) in lawful money of the United States of America. Beginning from the date hereof interest shall accrue until the effective date of that certain Second Amendment to the Distribution Agreement (defined below) on the outstanding principal balance at the “prime rate” plus one-quarter percent (1/4%) per annum and thereafter, at the “prime rate” plus one percent (1%) per annum. Accrued interest shall be paid quarterly on each quarterly anniversary of the date of this Note, and shall accrue based upon a thirty-day month and a 360-day year. Principal under this Note shall be paid in one annual installment on May 31, 2006.

All principal and any accrued but unpaid interest shall be due and payable on the maturity date of this Note.

          Notwithstanding any provision of this Note to the contrary, all principal and unpaid accrued interest shall be due and payable on the ninetieth (90th) day following the date that either (i) Holder’s exclusivity rights under that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002, as amended (the “Distribution Agreement”) are terminated due to Distributor’s nonpayment of any Additional Payment under the Distribution Agreement or (ii) in the event of a merger, sale or fifty percent (50%) change in ownership of Maker.

          The “prime rate” shall be the annual rate of interest announced from time to time by Wells Fargo Business Credit, Inc. (“Wells Fargo”) as its prime rate. The interest accruing on the principal balance of this Note shall fluctuate from time to time concurrently with changes in the prime rate, effective as of the date any change in the prime rate is publicly announced. If Wells Fargo ceases to announce the prime rate, the prime rate as published in the Wall Street Journal in its “Money Rates” section or a similar financial publication shall be used, as reasonably determined by Maker.

          Maker shall have the right at any time or from time to time to prepay all or a portion of the principal or interest without premium or penalty, and such prepayments shall be applied first to accrued interest and then to principal.

          If default be made in the payment of any of the installments of principal, interest, or other amounts when due under this Note, the entire principal sum and accrued interest and all other amounts due hereunder shall become due at the option of Holder if not paid within ten (10) days of written notice to Maker.

          In the event garnishment, attachment, levy or execution is issued against any substantial or material portion of the property or assets of Maker, or any of them if more than one, or upon the happening of any event which constitutes a default pursuant to the terms of any agreement or other instrument entered into or given in connection herewith, or upon the adjudication of Maker, or any of them if more than one, a bankrupt, such event shall be deemed a default hereunder and Holder may declare this Note immediately due and payable without notice to Maker or exercise any of its remedies hereunder or at law or equity. Should suit be brought to recover on this Note, or should the same be placed in the hands of an attorney for collection, Maker promises to pay all reasonable attorneys’ fees and costs incurred in connection therewith.

PAGE 1 OF PROMISSORY NOTE DATED APRIL 15, 2002

          Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

          Maker waives demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. Maker agrees that the granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement hereof shall in no way release or discharge the liability of Maker hereof.

          This Note shall be governed by the laws of the State of Iowa.

          Time is of the essence of this Note and each and every term and provision hereof.

          This Note is secured by that certain Security Agreement, dated as of even date herewith, by and between Maker and Holder. Debtor and its affiliates are parties to that certain Second Amended and Restated Credit and Security Agreement by and between Debtor and Wells Fargo Business Credit, Inc., fka Norwest Business Credit, Inc., a Minnesota corporation (“Wells Fargo”), originally dated June 4, 2000, as amended, that certain Loan Agreement dated as of April 4, 1994 and related Promissory Note between the City of Des Moines, Iowa and Debtor, as amended, and that certain CEBA Loan Agreement dated January 20, 1994 and related Promissory Notes between Iowa Department of Economic Development and Debtor, as amended (collectively, the “Senior Loan Agreements” and the lender parties thereto collectively, the “Senior Lenders”). This Note and Maker’s obligations hereunder shall be junior and subordinated to all any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) (“Indebtedness”) at any time owing by Debtor to the Senior Lenders, their successors and assigns under the Senior Loan Agreements or otherwise, and the extension, renewal or refinancing (including without limitation any additional advances made in connection therewith) of all or any portion of such Indebtedness by any of the Senior Lenders or any successor lender and any and all security interests securing any portion of such Indebtedness and additional advances from time to time (such Indebtedness, additional advances and security interests, the “Senior Indebtedness”). Holder hereby agrees to take such actions, and to execute and deliver such documents and instruments, as shall be requested from time to time by any holder of Senior Indebtedness to confirm and further implement such subordination. In addition, this Note is subject to the terms and conditions of that certain Subordination Agreement dated as of even date herewith by and among Maker, Holder and Wells Fargo.

          This Note replaces that certain Amended and Restated Promissory Note dated as of April 15, 2004 given by Maker to Holder.

          THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS NOTE.

                                                  DIAMOND ANIMAL HEALTH, INC., an Iowa
     corporation, Maker

By: /s/ Jason A. Napolitano Its: Chief Financial Officer

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY AGRI LABORATORIES, LTD. IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF APRIL 15, 2002.

PAGE 2 OF PROMISSORY NOTE DATED APRIL 15, 2002

EXHIBIT B

2007 Note

AMENDED AND RESTATED
PROMISSORY NOTE

$500,000.00	as of April 15, 2002 Des Moines, Iowa

          FOR VALUE RECEIVED, the undersigned DIAMOND ANIMAL HEALTH, INC., an Iowa corporation (“Maker” or (“Debtor”), promises to pay to AGRI LABORATORIES, LTD., a Delaware corporation (“Holder”), or order, at such place as the Holder of this Note shall designate in writing, the sum of Five Hundred Thousand Dollars ($500,000.00) in lawful money of the United States of America. Beginning from the date hereof interest shall accrue until the effective date of that certain Second Amendment to the Distribution Agreement (defined below) on the outstanding principal balance at the “prime rate” plus one-quarter percent (1/4%) per annum and thereafter, at the “prime rate” plus one percent (1%) per annum. Accrued interest shall be paid quarterly on each quarterly anniversary of the date of this Note, and shall accrue based upon a thirty-day month and a 360-day year. Principal under this Note shall be paid in one annual installment on May 31, 2007.

All principal and any accrued but unpaid interest shall be due and payable on the maturity date of this Note.

          Notwithstanding any provision of this Note to the contrary, all principal and unpaid accrued interest shall be due and payable on the ninetieth (90th) day following the date that either (i) Holder’s exclusivity rights under that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002, as amended (the “Distribution Agreement”) are terminated due to Distributor’s nonpayment of any Additional Payment under the Distribution Agreement or (ii) in the event of a merger, sale or fifty percent (50%) change in ownership of Maker.

          The “prime rate” shall be the annual rate of interest announced from time to time by Wells Fargo Bank, National Association (“Wells Fargo”) as its prime rate. The interest accruing on the principal balance of this Note shall fluctuate from time to time concurrently with changes in the prime rate, effective as of the date any change in the prime rate is publicly announced. If Wells Fargo ceases to announce the prime rate, the prime rate as published in the Wall Street Journal in its “Money Rates” section or a similar financial publication shall be used, as reasonably determined by Maker.

          Maker shall have the right at any time or from time to time to prepay all or a portion of the principal or interest without premium or penalty, and such prepayments shall be applied first to accrued interest and then to principal.

          If default be made in the payment of any of the installments of principal, interest, or other amounts when due under this Note, the entire principal sum and accrued interest and all other amounts due hereunder shall become due at the option of Holder if not paid within ten (10) days of written notice to Maker.

          In the event garnishment, attachment, levy or execution is issued against any substantial or material portion of the property or assets of Maker, or any of them if more than one, or upon the happening of any event which constitutes a default pursuant to the terms of any agreement or other instrument entered into or given in connection herewith, or upon the adjudication of Maker, or any of them if more than one, a bankrupt, such event shall be deemed a default hereunder and Holder may declare this Note immediately due and payable without notice to Maker or exercise any of its remedies hereunder or at law or equity. Should suit be brought to recover on this Note, or should the same be placed in the hands of an attorney for collection, Maker promises to pay all reasonable attorneys’ fees and costs incurred in connection therewith.

PAGE 1 OF PROMISSORY NOTE DATED APRIL 15, 2002

          Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

          Maker waives demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. Maker agrees that the granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement hereof shall in no way release or discharge the liability of Maker hereof.

          This Note shall be governed by the laws of the State of Iowa.

          Time is of the essence of this Note and each and every term and provision hereof.

          This Note is secured by that certain Security Agreement, dated as of even date herewith, by and between Maker and Holder. Debtor and its affiliates are parties to that certain Third Amended and Restated Credit and Security Agreement by and between Debtor and Wells Fargo Bank, National Association, as successor in interest to Wells Fargo Business Credit, Inc. (“Wells Fargo”), dated December 30, 2005 and Debtor is party to a certain promissory note with the City of Des Moines, due in monthly installments through June 2006 (collectively, the “Senior Loan Agreements” and the lender parties thereto collectively, the “Senior Lenders”). This Note and Maker’s obligations hereunder shall be junior and subordinated to all any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) (“Indebtedness”) at any time owing by Debtor to the Senior Lenders, their successors and assigns under the Senior Loan Agreements or otherwise, and the extension, renewal or refinancing (including without limitation any additional advances made in connection therewith) of all or any portion of such Indebtedness by any of the Senior Lenders or any successor lender and any and all security interests securing any portion of such Indebtedness and additional advances from time to time (such Indebtedness, additional advances and security interests, the “Senior Indebtedness”). Holder hereby agrees to take such actions, and to execute and deliver such documents and instruments, as shall be requested from time to time by any holder of Senior Indebtedness to confirm and further implement such subordination. In addition, this Note is subject to the terms and conditions of that certain Subordination Agreement dated as of even date herewith by and among Maker, Holder and Wells Fargo.

          This Note replaces that certain Amended and Restated Promissory Note dated as of April 15, 2004 given by Maker to Holder.

          THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS NOTE.

                                                  DIAMOND ANIMAL HEALTH, INC., an Iowa
     corporation, Maker

By: /s/ Jason A. Napolitano Its: Chief Financial Officer

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY AGRI LABORATORIES, LTD. IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF APRIL 15, 2002.

PAGE 2 OF PROMISSORY NOTE DATED APRIL 15, 2002

[***] - Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

AgriLabs 3rd Quarter Purchase Orders and 4th Quarter Purchase Orders
and Forecast as of 5/25/06

                         [***]

[***] - Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C
(Cont.)

AgriLabs 3rd Quarter Purchase Orders and 4th Quarter Purchase Orders
and Forecast as of 5/25/06
(Cont.)

                         [***]